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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 3, 1999


                         MARISA CHRISTINA, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


Delaware                          0-24176                     11-3216809
(State or Other          (Commission file number)           (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)



8101 Tonnelle Avenue, North Bergen, New Jersey                07047-4601
   (Address of Principal Executive Offices)                   (Zip code)




       Registrant's telephone number, including area code:    (201) 758-9800



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           On September 2, 1999, Marisa Christina, Incorporated (the "Company") completed the sale of substantially all the assets, properties and rights of its Adrienne Vittadini Division ("AVE") to de V & P, Inc. for $9.5 million in cash and the assignment of certain liabilities of AVE. Proceeds to the Company of $8.1 million net of transaction and related costs were used by the Company to pay down borrowings under its bank credit facilities. The Company estimates that it will recognize a pre-tax gain of approximately $800,000 on the sale.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (b) Pro Forma Financial Information:

                (i) Pro Forma Consolidated Balance Sheet at June 30, 1999.

                (ii) Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998.

                (iii) Pro Forma Consolidated Statement of Operations for the six
                      months ended June 30, 1999.

                (iv)  Notes to Pro Forma Consolidated Financial Statements

           (c) Exhibits. The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

                (1) Marisa Christina, Incorporated Press Release dated September 3, 1999.

                (2) Asset Purchase Agreement between Adrienne Vittadini
                    Enterprise, Inc., Marisa Christina, Incorporated and V & P, Inc. dated as of September 2, 1999.

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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Marisa Christina, Incorporated

                                         /s/ S. E. Melvin Hecht
                                         -----------------------
                                         S. E. Melvin Hecht
                                         Vice Chairman, Chief Financial Officer
                                         and Treasurer


Date: September 16, 1999

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
                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)



The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes of Marisa Christina, Incorporated and subsidiaries ( the "Company"), not included elsewhere herein.

On September 2, 1999, the Company completed the sale of substantially all the assets, properties and rights of its Adrienne Vittadini Division ("AVE") to de V & P, Inc. (the "Buyer") for $9.5 million in cash and the assignment of certain liabilities of AVE. Proceeds to the Company of $8.1 million net of transaction and related costs were used by the Company to pay down borrowings under its bank credit facilities. The Company estimates that it will recognize a pre-tax gain of approximately $800,000 on the sale.

PRO FORMA CONSOLIDATED BALANCE SHEET

The pro forma consolidated balance sheet reflects the accounts of the Company as of June 30, 1999 giving effect to the disposition of assets, as if it had occurred on such date. The pro forma consolidated balance sheet reflects the assets and liabilities of the Company following the disposition.

The aggregate sale price for the AVE assets sold is as follows:

    Cash received                                     $      9,500,000
    Liabilities assigned to the Buyer                          784,000
    Transaction and related costs                          (1,400,000)
                                                       ---------------
                Net proceeds                          $      8,884,000
                                                       ===============

The estimated pre-tax gain to be recognized by the Company based on asset values at June 30, 1999 is as follows:

        Net proceeds                                             $    8,884,000
        Less:
             Accounts receivable                                      (686,381)
             Inventories                                              (145,000)
             Prepaid expenses and other current assets                (247,127)
             Equipment and leasehold improvements                     (431,120)
             Goodwill                                               (6,217,391)
             Estimated increase in net assets to date of closing      (356,981)
                                                                 --------------
                Estimated pre-tax gain                           $      800,000
                                                                 ==============

The Company has not finalized the accounting for the asset disposition and, accordingly, the gain to be recognized has not been finalized.

The pro forma consolidated balance sheet also reflects the pay down of borrowings under the Company's bank credit facilities and adjustment of deferred income taxes.

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
                  MARISA CHRISTINA,INCORPORATED AND SUBSIDIARIES
                          PRO FORMA FINANCIAL INFORMATION
                                  (UNAUDITED)

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The pro forma consolidated statements of operations for the year ended December 31, 1998 and the six months ended June 30, 1999 giving the effect to the disposition of the assets of AVE as if such had occurred on January 1, 1998. Results for the six months ended June 30, 1999 are not necessarily indicative of results expected for the full year. Pro forma results are not necessarily indicative of results expected for the remainder of 1999 or future years.

The pro forma adjustments include the following:

                    (1) The elimination of the operating results of AVE for the year ended December 31, 1998 and the six months ended June 30, 1999.

                    (2) The adjustment of interest expense to reflect (i) the
               pay down of borrowings under the Company's bank credit facilities with proceeds of the sale and (ii) the elimination of the impact of AVE seasonal borrowings under the bank credit facilities.

                    (3) The adjustment of the income tax benefit as the result of the reduction in the Company's losses from the elimination of AVE's operations as well as the lower interest expense.

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
                MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES
                      Pro Forma Consolidated Balance Sheet
                                 June 30, 1999
                                  (Unaudited)

ASSETS                                              HISTORICAL          ADJUSTMENTS         PRO FORMA
                                                    ----------          -----------         -----------
Current assets:
 Cash and cash equivalents                          $   495,271         $   93,019  (2)     $   588,290
 Accounts receivable, less allowance for
  doubtful accounts of $288,335 historical
  and $267,781 pro forma                               5,571,056          (686,381) (1)         4,884,675
 Inventories                                           7,696,943          (145,000) (1)         7,551,943
 Income taxes recoverable                              1,866,454                --              1,866,454
 Prepaid expenses and other current assets             1,748,977          (247,127) (1)         1,501,850
                                                    ------------        -----------         -------------
    Total current assets                               17,378,701         (985,489)            16,393,212
Property and equipment, net                            2,592,706          (431,120) (1)         2,161,586
Goodwill, less accumulated amortization of
  $5,143,884 historical and $2,690,586 pro forma      12,740,876        (6,217,391) (1)         6,523,485
Other assets                                             508,073                --  (1)           508,073
Deferred tax assets                                    4,859,392         (272,000)  (3)         4,587,392
                                                    ------------        -----------         -------------
                 Total assets                       $ 38,079,748        $(7,906,000)        $  30,173,748
                                                    ============        ===========         =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Loans payable to banks                             $  7,650,000        $(7,650,000) (2)    $           --
 Accounts payable                                      2,788,164           (597,935) (1)         2,190,229
 Accrued expenses and other current liabilities          707,161           (186,065) (1)           521,096
                                                    ------------        -----------         --------------
    Total current liabilities                         11,145,325         (8,434,000)             2,711,325
                                                    ------------        -----------         --------------
Stockholders' equity:
 Preferred stock, $.01 par value; 1,000,000 shares
  authorized, none issued                                  --                 --                        --
 Common stock, $.01 par value; 15,000,000 shares
  authorized, 8,586,769 shares issued 1999                85,868              --                    85,868
 Additional paid-in capital                           31,653,186              --                31,653,186
 Retained earnings (accumulated deficit)              (1,120,496)           528,000  (4)         (592,496)
 Accumulated other comprehensive loss                    (51,700)             --                  (51,700)
 Treasury stock, 821,000 common shares in 1999
  at cost                                             (3,632,435)             --               (3,632,435)
                                                    ------------        -----------         --------------
         Total stockholders' equity                    26,934,423           528,000             27,462,423
                                                    ------------        -----------         --------------
         Total liabilities and
         stockholders' equity                       $ 38,079,748        $(7,906,000)        $   30,173,748
                                                    ============        ===========         ==============

See accompanying notes to pro forma consolidated financial statements.
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
                 MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES

                 Pro Forma Consolidated Statement of Operations

                          Year ended December 31, 1998

                                   (Unaudited)


                                                               HISTORICAL            ADJUSTMENTS          PRO FORMA
                                                             ----------------   ----------------------  ---------------
Net sales                                                  $      74,607,115   $    (19,690,389)   (1)  $   54,916,726
Cost of goods sold                                                55,377,000        (15,381,636)   (1)      39,995,364
                                                             ----------------   ----------------        ---------------
         Gross profit                                             19,230,115         (4,308,753)            14,921,362

Selling, general and administrative expenses                      24,952,758         (9,109,193)   (1)      15,843,565
Restructuring charges                                              3,750,000         (3,750,000)   (1)              --
Asset impairment charge                                           16,525,306        (16,525,306)   (1)              --
                                                             ----------------   ----------------        ---------------
         Operating loss                                          (25,997,949)        25,075,746               (922,203)

Other income, net                                                  2,145,481         (1,923,399)   (1)         222,082
Interest expense, net                                               (682,558)           582,558    (2)        (100,000)
                                                             ----------------   ----------------        ---------------

         Loss before income tax benefit                          (24,535,026)        23,734,905               (800,121)

Income tax benefit                                                (8,226,807)         8,000,000    (3)        (226,807)
                                                             ----------------   ----------------        ---------------
Net loss                                                   $     (16,308,219)  $     15,734,905         $     (573,314)
                                                             ================   ================        ===============

Net loss per share:
     Basic                                                 $           (2.03)                           $        (0.07)
     Diluted                                               $           (2.03)                           $        (0.07)
                                                             ================                           ===============

See accompanying notes to pro forma consolidated financial statements.

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
                MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES
                 Pro Forma Consolidated Statement of Operations
                         Six Months ended June 30, 1999
                                  (Unaudited)


                                                      HISTORICAL          ADJUSTMENTS         PRO FORMA
                                                      ----------          -----------         ------------
Net sales                                             $ 24,990,359        $ (4,961,464) (1)   $ 20,028,895
Cost of goods sold                                      20,274,167          (4,711,402) (1)     15,562,765
                                                      ------------         ------------       ------------
 Gross profit                                            4,716,192            (250,062)          4,466,130
Selling, general and administrative expense              9,998,068          (2,403,542) (1)      7,594,526
                                                      ------------         -----------        ------------
 Operating loss                                         (5,281,876)          2,153,480         (3,128,396)
Other income, net                                          850,972            (750,888) (1)        100,084
Interest expense, net                                     (430,820)            360,820  (2)       (70,000)
                                                      ------------         -----------        ------------
  Loss before income tax benefit                        (4,861,724)          1,763,412         (3,098,312)
Income tax benefit                                      (1,628,000)            600,000  (3)    (1,028,000)
                                                      ------------         -----------        ------------
 Net loss                                             $ (3,233,724)        $ 1,163,412        $(2,070,312)
                                                      ============         ===========        ============
Net loss per share:
 Basic                                                $      (0.42)                           $     (0.27)
 Diluted                                              $      (0.42)                           $     (0.27)
                                                      ============                            ============

See accompanying notes to pro forma consolidated financial statements.
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
                MARISA CHRISTINA, INCORPORATED AND SUBSIDIARIES
              Notes to Pro Forma Consolidated Financial Statements
               As of June 30, 1999, the six months then ended and
                        the year ended December 31, 1998
                                   (Unaudited)


PRO FORMA CONSOLIDATED BALANCE SHEET

(1) Eliminate asset sold and liabilities assigned to de V & P, Inc.

(2) Record pay down of borrowings under the Company's bank credit facilities with the balance being added to cash reserves.

(3) Adjust deferred tax assets as a result of the sale.

(4) Recognize after-tax gain sale.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(1)   Eliminate operating results of AVE.

(2) Adjust interest expense to reflect (i) the pay down of borrowings under the Company's bank credit facilities with proceeds of the sale and (ii) the elimination of the impact of AVE seasonal borrowings under the bank credit facilities.

(3) Adjust income tax expense as a result of elimination of operating expenses and the adjustment of interest expense.

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
                                  EXHIBIT INDEX


Exhibit     Description

(c) (1)     Marisa Christina, Incorporated Press release dated September 3, 1999
(c) (2)     Asset Purchse Agreement between Adrienne Vittdini Enterprises, Inc.,
            Marisa Christina, Inc. and V&P, Inc. dated September 2, 1999

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